EXHIBIT 4.5

              Conversion of Securities and Share Exchange Agreement
                          National Boston Medical, Inc.

THE SECURITIES WHICH ARE THE SUBJECT OF EACH OF THESE AGREEMENTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR HAVE THEY BEEN REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Name:    _______________________________________________________________

Address: _______________________________________________________________

    --------------------------------------------------------------

                             Bondholder (Indenture)

     The above-listed individual/entity (the "Bondholder") is the holder of a bond (indenture) (the "Bond") dated the __________ day of ____________ 19___ with a face value of $__________________ issued by National Boston Medical, Inc., a Delaware Corporation, whose principal place of business is 43 Taunton Green, Taunton, Massachusetts (the "Company").

     The term of the Bond is for three years (the "Term") and accrues interest at a rate of 12% (twelve percent) payable semi-annually on the amount outstanding during said term.

     The Company, as principal obligor, has warranted to the Bondholder that it will exchange said Bond at any time during the Term or (3) years from the date of surrender, upon presentation to the Company at its principal place of business for common stock of the Company a total of _________________ shares (at $1.25 per share).

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of such is hereby acknowledged,

           THE PARTIES HERETO AGREE AS FOLLOWS:

A. The Bondholder agrees to convert the Bond and accrued and unpaid interest to the date of execution of this Agreement to legended common stock in the Company simultaneously with the execution of this agreement.


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B.   The  conversion  rate for this exchange  shall be such that the  Bondholder shall receive one (1) legended share of the common stock of the Company for every $1.10 as reflected on the face of the Bond. This conversion rate represents an approximate 12% discount from the stated conversion rate. The targeted Record Date for the conversion, subject to other provisions contained herein, is August 19, 1998.

C. Execution of this Agreement releases the Company from its obligation to maintain the Bond Retirement Fund.

D. Bondholder represents to the Company that his/her sole consideration for consenting to the Transaction is the receipt of shares of the Company's common stock and that he/she is taking the shares with the intention of investing in the Company and not with the intention to distribute such shares. Bondholder understands and acknowledges that all shares are
     Restricted as that term is defined by the Securities Act of 1933 (the "Act"). Bondholder agrees that his/her shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any shares. Bondholder has been advised that the Company has no obligation to cause the shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the shares to be sold by Bondholder. Bondholder understands that it is not anticipated that there will be any market for resale of the shares, and that it may not be possible for the Bondholder to liquidate an investment in the shares. Bondholder understands the legal consequences of the foregoing to mean that he/she must bear the economic risk of his investment in the shares. He/She understands that any instruments representing the shares may bear restrictive legends restricting the transfer thereof.

E. Bondholder has the financial ability to bear the economic risk of an investment in the Company, has adequate means of providing for his/her current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. Bondholder's overall commitment to investments that are not readily marketable is not disproportionate to his/her net worth, and his/her investment in the Company will not cause such overall commitment to become excessive.

Accredited Investor Representation and Warranty

     Bondholder also represents that he/she meets at least one of the following criteria: (please check one or more lines, as applicable)

__________ (i) He/She qualifies as an accredited investor under Regulation D of the Securities Act of 1933 (the "Act"); or


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_________  (ii) Is a bank as  defined  in  section  3(a)(2)  of the Act,  or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or
     (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors; or --

_________ (iii) Is a private business  development company as defined in section
     202(a)(22) of the Investment Advisors Act of 1940; or --

_________ (iv) Is an organization described in Section 501(c)(3) of the Internal
     Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or --

_________ (v) Is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or --

_________ (vi) He/She is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or --

_________  (vii)  He/She is a natural  person  and had an  individual  income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or
     --

_________ (viii) Is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose


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     purpose  is  directed  by a  sophisticated  person  as  described  in  Rule
     506(b)(2)(ii); or

_________ (ix) Is an entity in which all of the equity owners are accredited investors.

6. Bondholder understands and acknowledges the fact that recission or other such legal rights may exist in Bondholder's state of residence, the State of Delaware or by Federal law. Bondholder hereby intends to and does hereby waive, relinquish and extinguish such rights by converting his interest in the Company from debt to equity (from a Bond to Common Stock) and accepts such consideration in full and complete satisfaction of such rights.

7. Bondholder understands and has been informed that one of the Company's underlying objectives behind the conversion of this Bond is to enable it to enter into a Share Exchange Agreement with a corporation ("TBA") that is then trading on the OTC Bulletin Board, but which has little or no significant assets or liabilities. Bondholder understands and acknowledges that the Company will achieve this Share Exchange by way of reverse merger, whereby each Bond holder who converts his Bond into legended common shares of the Company will receive a pro-rata share of the legended common shares in the new company.

8. Bondholder, by execution of the signature page affixed hereto, hereby irrevocably constitutes and appoints Daniel J. Hoyng or his/her designee for a period of 90 (ninety) days from the date of execution of this Agreement as true and lawful attorney for him/her and in his/her name, place and stead for the purpose of taking any and all actions deemed reasonably necessary by said attorney regarding the Share Exchange Agreement as discussed herein and to execute any and all acts or documents necessary to accomplish or effect that objective including but not limited to: (a) the extension of any target date described either herein or in the Share Exchange Agreement for a period of 60 (sixty) days; (b) to execute any documents to effect the bond conversion; (c) to execute any documents to effect the Share Exchange Agreement; (e) to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such Bondholder, any and all instruments and documents required herein; and (f) to execute any and all other instruments as may be deemed necessary or desirable by said attorney to carry out the full provisions of this Agreement. The power of attorney being hereby granted is a Special Power of Attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of the granting Bondholder.

9. The Bondholder understands and acknowledges the significance of this transaction and hereby acknowledges the Company's recommendation that Bondholder consult with an independent personal financial advisor (as necessary) prior to executing this Agreement between himself and the Company. Bondholder understands and acknowledges that his/her consent to the foregoing is irrevocable and final and that the Company intends to rely on that consent immediately and irrevocably. In


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     making  his/her  decision,  Bondholder  has relied solely upon  independent investigations made by him/her. He/She has received no representation or warranty from the Company or from any affiliates, employees or agents of the Company. In addition, he/she is not making a decision as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including Bondholder, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

           10. Bondholder has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of this Agreement and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him/her or to obtain such other information as is desired in order to evaluate an investment in the Company. All such questions have been answered to the full satisfaction of the Bondholder.

           11. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

           IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of July 1998.


By:  _______________________________________________
        Bondholder


Accepted By:         _______________________________________
(An authorized representative of National Boston Medical, Inc.)








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                                  Warrantholder

The above-listed individual/entity ("Warrantholder") is the holder of ____________ Common Stock Purchase Warrants ("Warrants") dated the __________ day of ____________ 19___ entitling the Warrantholder at an exercise price of $1.25 per share to purchase ______________ shares of the legended common stock of National Boston Medical, Inc., a Delaware Corporation, whose principal place of business is 43 Taunton Green, Taunton, Massachusetts (the "Company").

The term for exercise of the Warrants is three years from the date of issuance (the "Term").

In  consideration  of  the  mutual  promises,   covenants,  and  representations
contained herein, and other good and valuable consideration, the receipt and sufficiency of such is hereby acknowledged,

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1. The Warrantholder agrees to exercise the Warrant to purchase legended common stock in the Company simultaneously with the execution of this agreement.

     2.   The conversion rate for the exchange shall be $1.25 per share.

     3. The targeted Record Date for exercise of the Warrant, subject to other provisions contained herein, is August 19, 1998. The Company fully intends to exercise its right to buy-back any and all Warrants not executed pursuant to this Agreement as soon as is practicable for the Company and as provided for in Paragraph 1 of the Warrant document at a redemption price of $.05 per share underlying the Warrants to be redeemed.

     4. Warrantholder represents to the Company that his/her sole consideration for consenting to the Transaction is the receipt of shares of the Company's common stock and that he/she is taking the shares with the intention of investing in the Company and not with the intention to distribute such shares. Warrantholder understands and acknowledges that all shares are Restricted as that term is defined by the Securities Act of 1933 (the "Act"). Warrantholder agrees that his/her shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any shares. Warrantholder has been advised that the Company has no obligation to cause the shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the shares to be sold by Warrantholder. Warrantholder understands that it is not anticipated that there will be any market for resale of the shares, and that it may not be possible for Warrantholder to liquidate an investment in the shares. Warrantholder understands the legal consequences of the foregoing to mean that he/she must bear the economic risk of his investment in the shares. He/She understands that any instruments representing the shares may bear restrictive legends restricting the transfer thereof.

     5. Warrantholder has the financial ability to bear the economic risk of an investment in the Company, has adequate means of providing for his/her current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. Warrantholder's overall commitment to investments that are not readily marketable is not disproportionate to his/her net worth, and his/her investment in the Company will not cause such overall commitment to become excessive.

     Accredited Investor Representation and Warranty

Warrantholder also represents that he/she meets at least one of the following criteria: (please check one or more lines, as applicable)

     __________ (i) He/She qualifies as an accredited  investor under Regulation
          D of the Securities Act of 1933 (the "Act"); or --

     _________ (ii) Is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or --

     _________  (iii) Is a private  business  development  company as defined in section 202(a)(22) of the Investment Advisors Act of 1940; or


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     _________ (iv) Is an  organization  described  in Section  501(c)(3) of the
          Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or --

     _________ (v) Is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or --

     _________ (vi) He/She is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or --

     _________ (vii) He/She is a natural person and had an individual income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or --

     _________ (viii) Is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or --

     _________ (ix) Is an entity in which all of the equity owners are accredited investors.

6. Warrantholder understands and acknowledges the fact that recission or other such legal rights may exist in Warrantholder's state of residence, the State of Delaware or by Federal law. Warrantholder hereby intends to and does hereby waive, relinquish and extinguish such rights by exercising his Warrant and by purchasing shares of the Company's Common Stock in accordance with the terms as set forth herein and accepts such consideration in full and complete satisfaction of such rights.

7. Warrantholder understands and has been informed that one of the Company's underlying objectives behind the incentive to exercise this Warrant is to enable it to enter into a Share Exchange Agreement with a corporation ("TBA") that is then trading on the OTC Bulletin Board, but which has little or no significant assets or liabilities. Warrantholder understands and acknowledges that the Company will achieve this Share Exchange by way of reverse merger, whereby each Warrantholder who exercises his Warrant will receive a pro-rata share of the legended common shares in the new company. Warrantholder also understands and acknowledges that should he choose not to exercise the Warrant in accordance with the terms as set forth herein, he would receive an equivalent Warrant in the newly acquired Company. By converting the Warrant herein, Warrantholder expressly relinquishes the right to retain a Warrant in the newly acquired company.

8. Warrantholder, by execution of the signature page affixed hereto, hereby irrevocably constitutes and appoints Daniel J. Hoyng or his/her designee for a period of 90 (ninety) days from the date of execution of this Agreement as true and lawful attorney for him/her and in his/her name, place and stead for the purpose of taking any and all actions deemed reasonably necessary by said attorney regarding the Share Exchange Agreement as discussed herein and to execute any and all acts or documents necessary to accomplish or effect that objective including but not limited to: (a) the extension of any target date described either herein or in the Share Exchange Agreement for a period of 60 (sixty) days; (b) to execute any documents to effect the exercise of any Warrants; (c) to execute any documents to effect the Share Exchange Agreement; (e) to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such Warrantholder, any and all instruments and documents required herein; and (f) to execute any and all other instruments as may be deemed necessary or desirable by said attorney to carry out the full provisions of this Agreement. The power of attorney being hereby granted is a Special Power of Attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of the granting Warrantholder.

9. Warrantholder understands and acknowledges the significance of this transaction and hereby acknowledges the Company's recommendation that Warrantholder consult with an independent personal financial advisor (as necessary) prior to executing this Agreement between himself and the Company. Warrantholder understands and acknowledges that his/her consent to the foregoing is irrevocable and final and that the Company intends to rely on that consent immediately and irrevocably. In making his/her decision, Warrantholder has relied solely upon independent investigations made by him/her. He/She has received no representation or warranty from the Company or from any affiliates, employees or agents of the Company. In addition, he/she is not making a decision as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including Warrantholder, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

10. Warrantholder has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of this Agreement and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him/her or to obtain such other information as is desired in order to


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     evaluate  an  investment  in the  Company.  All such  questions  have  been answered to the full satisfaction of the Warrantholder.

11. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of July 1998.


By:  _______________________________________________
        Bondholder


Accepted By:         _______________________________________
(An authorized representative of National Boston Medical, Inc.)

                       Share Exchange and Merger Agreement

THIS CONSENT SHOULD ONLY BE EXERCISED BY THE EXISTING
STOCKHOLDERS OF NATIONAL BOSTON MEDICAL, INC.; BONDHOLDERS WHO
HAVE EXECUTED A CONVERSION AGREEMENT AND WARRANT HOLDERS
WHO HAVE EXECUTED AN EXERCISE AGREEMENT.

In  consideration  of  the  mutual  promises,   covenants,  and  representations
contained herein, and other good and valuable consideration, the receipt and sufficiency of such is hereby acknowledged,

     THE PARTIES HERETO AGREE AS FOLLOWS:

     A. National Boston Medical, Inc. (the "Company") intends to enter into a Share Exchange Agreement with a corporation ("TBA"), as a merger whereby the common stockholders of the Company are to exchange 100% of its issued and outstanding Common Stock for 90% (subject to a 5% variance) of the issued and outstanding Common Stock in TBA, a company then listed for stock quotations on the OTC Bulletin Board (the "Transaction").

     B. The Undersigned understands and acknowledges that as a result of the Transaction, also known as a reverse merger, National Boston Medical, Inc. will become a wholly-owned subsidiary of TBA and merge into TBA. TBA will change its name to National Boston Medical, Inc.

     C. The Undersigned understands and acknowledges that as a result of the Transaction, he/she will be asked to and will in fact surrender his/her shares of Common Stock in National Boston Marketing, Inc., and as sole consideration will receive a quantity of Restricted (as that term is defined by the Securities Act of 1933 (the "Act")) shares of the Common Stock of TBA which is equivalent to his/her pro-rata share in the Company.

     D. As an incentive to consent to the Transaction, the Company will use its best efforts to acquire an undetermined quantity of the unrestricted stock of TBA, which the Company will then promptly distribute to its stockholders pro-rata in the form of a Property Distribution (the "Distribution"). Only stockholders as of the Record Date will be entitled to receive such shares. The targeted Record Date, subject to other provisions contained herein, is August 20, 1998. No Bondholder nor Warrantholder (not having converted their Bond or not having exercised their Warrants as of the Record Date) will be affected by such distribution, as none shall receive such distributed shares.

     E. The Undersigned represents to the Company that his/her sole consideration for consenting to the Transaction is the receipt of shares of TBA's common stock and that he/she is taking the shares with the intention of investing in TBA and not with the intention to distribute such shares. The Undersigned understands and acknowledges that all shares are Restricted as that term is defined by the Securities Act of 1933 (the "Act"). The Undersigned agrees that his/her shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any shares. The Undersigned has been advised that the Company has no obligation to cause the shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the shares to be sold by the Undersigned. The Undersigned understands that it is not anticipated that there will be any market for resale of the shares, and that it may not be possible for the Undersigned to liquidate an investment in the shares. The Undersigned understands the legal consequences of the foregoing to mean that he/she must bear the economic risk of his investment in the shares. He/She understands that any instruments representing the shares may bear restrictive legends restricting the transfer thereof.

     F. The Undersigned has the financial ability to bear the economic risk of an investment in the Company, has adequate means of providing for his/her current needs and personal contingencies, has no need for liquidity in such investment, and could afford a complete loss of such investment. The Undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his/her net worth, and his/her investment in the Company will not cause such overall commitment to become excessive.

     Accredited Investor Representation and Warranty

The Undersigned also represents that he/she meets at least one of the following criteria: (please check one or more lines, as applicable)

     __________ (i) He/She qualifies as an accredited  investor under Regulation
          D of the Securities Act of 1933 (the "Act"); or --

     _________ (ii) Is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business

     Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

     _________  (iii) Is a private  business  development  company as defined in section 202(a)(22) of the Investment Advisors Act of 1940; or

     _________ (iv) Is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or --

     _________ (v) Is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or --

     _________ (vi) He/She is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or --

     _________ (vii) He/She is a natural person and had an individual income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or --

     _________ (viii) Is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or --

     _________ (ix) Is an entity in which all of the equity owners are accredited investors.

     G. The Undersigned understands and acknowledges the fact that recission rights, dissenter's rights or other such legal rights may exist in the Undersigned's state of residence, the State of Delaware or by Federal law. The Undersigned hereby intends to and does hereby waive, relinquish and extinguish such rights by consenting to the Share Exchange and accepts shares in TBA as sole consideration and in full and complete satisfaction of such rights.

     H. The Undersigned, by execution of the signature page affixed hereto, hereby irrevocably constitutes and appoints Daniel J. Hoyng or his/her designee for a period of 90 (ninety) days from the date of execution of this Agreement as true and lawful attorney for him/her and in his/her name, place and stead for the purpose of taking any and all actions deemed reasonably necessary by said attorney regarding the Share Exchange Agreement as discussed herein and to execute any and all acts or documents necessary to accomplish or effect that objective including but not limited to: (a) the extension of any target date described either herein or in the Share Exchange Agreement for a period of 60 (sixty) days; (b) to execute any documents to effect the bond conversion and to effect the exercise of any Warrants; (c) to execute any documents to effect the Share Exchange Agreement; (e) to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of the Undersigned, any and all instruments and documents required herein; and (f) to execute any and all other instruments as may be deemed necessary or desirable by said attorney to carry out the full provisions of this Agreement. The power of attorney being hereby granted is a Special Power of Attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of the granting Undersigned.

     1. The Undersigned understands and acknowledges the significance of this transaction and hereby acknowledges the Company's recommendation that the Undersigned consult with an independent personal financial advisor (as necessary) prior to executing this Agreement between himself and the Company. The Undersigned understands and acknowledges that his/her consent to the foregoing is irrevocable and final and that the Company intends to rely on that consent immediately and irrevocably. In making his/her decision, the Undersigned has relied solely upon independent investigations made by him/her. He/She has received no representation or warranty from the Company or from any affiliates, employees or agents of the Company. In addition, he/she is not making a decision as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the Undersigned, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.


     J. The Undersigned has been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of this

     Agreement and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him/her or to obtain such other information as is desired in order to evaluate an investment in the Company. All such questions have been answered to the full satisfaction of the Undersigned.

     K. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     THIS CONSENT SHOULD ONLY BE EXERCISED BY THE EXISTING STOCKHOLDERS OF NATIONAL BOSTON MEDICAL, INC.; BONDHOLDERS WHO HAVE EXECUTED A CONVERSION AGREEMENT AND WARRANT HOLDERS WHO HAVE EXECUTED AN EXERCISE AGREEMENT.

           IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of July 1998.


By:  _______________________________________________



Accepted By:         _______________________________________
(An authorized representative of National Boston Medical, Inc.)